UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                           FORM 8-K/A

        Current Report Pursuant to Section 13 or 15(d) of

               The Securities Exchange Act of 1934


 Date of Report (Date of Earliest Event Reported): July 30, 2002


                       NOVO NETWORKS, INC.
     (Exact Name of Registrant as Specified in Its Charter)


          Delaware                0-28579             75-2233445
(State or Other Jurisdiction    (Commission         (IRS Employer
      of Incorporation)        File Number)     Identification Number)


       2311 Cedar Springs Road, Suite 400,
                  Dallas, Texas                       75201
     (Address of Principal Executive Offices)      (Zip Code)



Registrant's Telephone Number, Including Area Code: (214) 777-4100

      300 Crescent Court, Suite 1760, Dallas, Texas  75201
  (Former Name or Former Address, if Changed Since Last Report)

Item 4.   Changes in Registrant's Certifying Accountant

           (a)  Information required by Item 304(a)(1) of Regulation S-K.

                 (i) On July 30, 2002, the Registrant dismissed Arthur Andersen LLP as the Registrant's independent accountant.

                 (ii) Arthur Andersen LLP previously served as the Registrant's independent outside auditor since January 2, 2001. Prior to that date, BDO Seidman LLP acted as the Registrant's independent outside auditor. For the year ended June 30, 2001, Arthur Andersen LLP's audit report did not contain any adverse opinion or a disclaimer of opinion nor was it qualified or modified as to audit scope or accounting principles, except that such report did state that substantial doubt existed that the Registrant could continue as a going concern. BDO Seidman LLP's report on the financial statements for the year ended
                        June 30, 2000, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

                 (iii)  The Registrant's Audit Committee and
                        Board of Directors unanimously recommended the dismissal of Arthur Andersen LLP as its independent accountant.

                 (iv)   During the Registrant's two most recent
                        fiscal years, which ended June 30, 2000, and 2001, respectively, and the subsequent interim period from June 30, 2001, to July 30, 2002 (the date of the referenced dismissal), there were no disagreements between the Registrant and either Arthur Andersen LLP or BDO Seidman LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Anderson LLP or BDO Seidman LLP, would have caused either firm to make reference to the subject matter of the disagreement in its report.

                 (v)    During the Registrant's two most recent
                        fiscal years and during the subsequent interim period from June 30, 2001, to July 30, 2002 (the date of the referenced dismissal), there have been no reportable events (as defined in regulation S-K Item 304(a)(1)(v)).

           (b) Effective July 30, 2002, Grant Thornton LLP was approved by the Registrant's Audit Committee and Board of Directors as the new independent accountant.
      Management has not previously consulted with Grant
      Thornton LLP concerning any accounting, auditing or reporting matter.

           (c) The Registrant requested that Arthur Andersen LLP provide it with a letter addressed to the SEC stating whether or not it agrees with the above statements. Arthur Andersen LLP cited a newly adopted policy providing such letters and refused the Registrant's request.

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NOVO NETWORKS, INC.


Date: August 22, 2002              /s/  BARRETT N. WISSMAN
                                   -----------------------------
                                   Name:     Barrett N. Wissman
                                   Title:    President